UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

WINDTREE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other jurisdiction of incorporation)

000-26422	94-3171943
(Commission File Number)	(IRS Employer Identification No.)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

(215) 488-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Windtree Therapeutics, Inc. (the “Company”) on December 21, 2018 (the “Initial 8-K”). In the Initial 8-K, the Company announced the Company’s entry into an Agreement and Plan of Merger (the “Merger Agreement”) with WT Acquisition Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub”) and CVie Investments Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“CVie”), pursuant to which Merger Sub merged with and into CVie (the “Merger”), with CVie surviving the Merger as a wholly owned subsidiary of the Company. The Company plans to operate CVie, and its wholly-owned subsidiary CVie Therapeutics Limited (“CVie Therapeutics”), a Taiwan corporation organized under the laws of the Republic of China, as a business division focused on early development of drug product candidates in cardiovascular diseases.

The Company hereby amends the Initial 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to CVie and pro forma condensed combined financial information with respect to the Company’s acquisition of CVie.

Item 9.01 Financial Statements and Exhibits

(a) (b)

Audited financial statements of CVie Therapeutics as of and for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.1 and incorporated by reference herein.

Unaudited financial statements and related notes thereto of CVie Therapeutics as of and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.2 and incorporated by reference herein.

(b)

Unaudited pro forma combined financial statements and related notes thereto of the Company as of and for the nine months ended September 30, 2018 and as of the year ended December 31, 2017, giving effect to the Merger, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

  The Exhibit Index attached to this Form 8-K/A is herein incorporated by reference.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Merger Agreement dated December 21, 2018, by and among the Company, WT Acquisition Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company, and CVie Investments Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands. (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2018, File No. 001-26422).

23.1*	Consent of Deloitte & Touche LLP, independent auditors for CVie Therapeutics.

99.1*	Audited financial statements of CVie Therapeutics as of and for the years ended December 31, 2017 and 2016.

99.2*	Unaudited financial statements and related notes thereto of CVie Therapeutics as of and for the nine months ended September 30, 2018 and 2017.

99.3*	Unaudited pro forma combined financial statements and related notes thereto of the Company as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017.
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Windtree Therapeutics, Inc.

Date: March 8, 2019	By:	/s/ Craig Fraser
Name: Craig Fraser Title: President and Chief Executive Officer